Exhibit 99.1

1 Camco Financial Corporation Annual Meeting of StockholdersMay 24, 2011

2 Commercial Volume New Loan Originations

3 Loan Sales / Gain of Sale

4 Deposit Balances

5 Classified Assets (Substandard, Doubtful, Loss) 12/09 $85,000,00006/10 $76,689,37312/10 $64,087,99403/11 $61,176,076

6 ALLL Methodology Highlights Segmenting the PortfolioPortfolio A: High Quality Loans Loans originated 1977 through 2004 Loans originated 2008 through todayPortfolio B Loans originated 2005 through 2007

7 Coverage Ratio NPL minus Current AccountsAccounts Already Written Down 109% As of 12/31/10

8 Delinquency 60+ 06/09 $50,886,000 12/09 $32,296,00012/10 $27,815,000

9 Allowance for Loan Losses to Total Loans 12/09 2.38%12/10 2.46%03/11 2.61%

10 Net Interest Margin Net Interest Margin

11 Deleverage- FHLB Borrowings 12/08 $167,106,000 12/09 $ 97,291,000 12/10 $ 92,934,000 03/11 $ 68,842,000

12 Non Performing Loans 12/08 $53,484,000 12/09 $32,848,00012/10 $33,779,00003/11 $32,363,000

13 Net Charge Offs 12/09 $21,440,00012/10 $17,689,0001st Qtr 2011 $ 473,000

14 NPL/Loans Year Ending 2008 6.91%Year Ending 2009 5.40%Year Ending 2010 5.04% 1st Qtr 2011 4.85%

15 Tier One Capital Trend (CAFI) Monthly Ratio

16 Capital Impact of $20 Million Common Equity Offering

These materials are not intended to and do not constitute an offer of any securities for sale.

17 Earnings Pretax Earnings 4th Qtr 2009 $1,069,5541st Qtr 2011 $1,200,247

18 Dividends

19 Camco Financial Corporation Annual Meeting of Stockholders May 24, 2011

20 Financial Disclosure

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Camco Financial Corporation

Annual Meeting of Stockholders
May 24, 2011

Commercial Volume

New Loan Originations



146,160,914
81,342,045
150,000,000
125,000,000
100,000,000
75,000,000
50,000,000
2009
2010

Loan Sales / Gain of Sale

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20,000,000
18,000,000
16,000,000
14,000,000
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
Jan 09
Feb 09
Mar 09
Apr 09
May 09
Jun 09
Jul 09
Aug 09
Sep 09
Oct 09
Nov 09
Dec 09
Jan 10
Feb 10
Mar 10
Apr 10
May 10
Jun 10
Jul 10
Aug 10
Sep 10
Oct 10
Nov 10
Dec 10
Jan 11
Feb 11
Mar 11
Loans Sold
Gain (bps)

Deposit Balances

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Retail Deposit Balances in Millions


635
630
625
620
615
610
605
600
595
Jan-09
Feb-09
Mar-09
Apr-09
May-09
Jun-09
Jul-09
Aug-09
Sep-09
Oct-09
Nov-09
Dec-09
Jan-10
Feb-10
Mar-10
Apr-10
May-10
Jun-10
Jul-10
Aug-10
Sep-10
Oct-10
Nov-10
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11

Classified Assets

(Substandard, Doubtful, Loss)

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• 12/09	$85,000,000
• 06/10	$76,689,373
• 12/10	$64,087,994
• 03/11	$61,176,076

ALLL Methodology Highlights

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Segmenting the Portfolio

Portfolio A: High Quality Loans

Loans originated 1977 through 2004

Loans originated 2008 through today

Portfolio B

Loans originated 2005 through 2007

Coverage Ratio

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- NPL minus
  1. Current Accounts
  2. Accounts Already Written Down

109% As of 12/31/10

Delinquency 60+

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- 06/09 $50,886,000
- 12/09 $32,296,000
- 12/10 $27,815,000

Allowance for Loan Losses to Total Loans

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- 12/09 2.38%
- 12/10 2.46%
- 03/11 2.61%

Net Interest Margin

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	03/11 QTD	12/10 YTD	12/09 YTD	12/08 YTD
Gross	5.27%	5.41%	5.39%	6.10%
COF	1.71%	1.97%	2.54%	3.52%
NIM	3.63%	3.50%	2.91%	2.77%

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Deleverage- FHLB Borrowings

• 12/08	$167,106,000
• 12/09	$ 97,291,000
• 12/10	$ 92,934,000
• 03/11	$ 68,842,000

Non Performing Loans

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- 12/08 $53,484,000
- 12/09 $32,848,000
- 12/10 $33,779,000
- 03/11 $32,363,000

Net Charge Offs

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- 12/09 $21,440,000
- 12/10 $17,689,000
- 1st Qtr 2011 $ 473,000

NPL/Loans

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• Year Ending 2008	6.91%
• Year Ending 2009	5.40%
• Year Ending 2010	5.04%
• 1st Qtr 2011	4.85%

Tier One Capital Trend (CAFI)

Monthly Ratio



Camco Financial
Tier 1 Capital
8.00%
7.00%
6.00%
5.00%
Jan-10
Feb-10
Mar-10
Apr-10
May-10
Jun-10
Jul-10
Aug-10
Sep-10
Oct-10
Nov-10
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11

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Capital Impact of $20 Million Common Equity Offering

(dollars in thousands)	CAFI 3/31/2011	Lead Investor Group Adjustments	Rights Offering Adjustments	CAFI Pro Forma
Consolidated Financial Summary				
1 Total Reserves	$ 17,410	$ –	$ –	$ 17,410
2 Total Goodwill and Intangibles	–	–	–	–
3 Trust Preferred	5,000	–	–	5,000
4 Stockholders' Equity:				
5 Preferred Stock	–	–	–	–
6 Unrealized Gain	(33)	–	–	(33)
7 Common Stock	45,922	8,176	10,624	64,722
8 Total Stockholders' Equity	45,889	8,176	10,624	64,689
9 Total Capitalization	$ 50,889	$ 8,176	$ 10,624	$ 69,689
Regulatory Capital Summary				
10 Tier 1 Capital	$ 50,512	$ 8,176	$ 10,624	$ 69,312
11 Tier 2 Capital	7,938	–	–	7,938
12 Total Risk-Based Capital	58,450	8,176	10,624	77,250
13 Risk Weighted Assets	626,923	–	–	626,923
14 Total Assets for Leverage Ratio	791,567	8,176	10,624	810,367
Regulatory Capital Ratios				
15 Tier 1 Capital to Tangible Assets	6.38%			8.55%
16 Tier 1 Capital to Risk Weighted Assets	8.06%			11.06%
17 Total Risk-Based Capital to Risk Weighted Assets	9.32%			12.32%
Consolidated Financial Data				
18 Consolidated Tangible Common Equity to Assets	5.80%			7.98%
19 Common Book Value Per Share	$ 6.37			$ 3.76
20 Tangible Common Book Value Per Share	$ 6.37			$ 3.76
21 Offering Price / Tangible Book Value Per Share	31.40%			53.19%
Ownership				
22 Shares Outstanding	7,205,595	4,284,193	5,715,807	17,205,595
23 Pro Forma Ownership – Existing Shareholders	100.00%			75.10%
24 Pro Forma Ownership – Investor Group	0.00%			24.90%

(1) Assumes a two-step capital raise with gross proceeds of $20.0 million, a blended gross spread of 4.00%, other offering expenses of $400,000 and a blended offering price of $2.00 (the approximate 20-day average closing stock price).

Earnings

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Pretax Earnings

• 4th Qtr 2009	$1,069,554
• 1st Qtr 2011	$1,200,247

Dividends

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Camco Financial Corporation

Annual Meeting of Stockholders

May 24, 2011

Financial Disclosure

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Safe Harbor Statement: Certain statements contained in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based on current expectations, management's judgment, beliefs, current trends and market conditions. Forward-looking statements made or to be made by or on behalf of the company may be identified by the use of words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates" and similar expressions. Forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions which are difficult to predict. Actual outcomes and results may differ materially from what is expressed, forecast or implied in the forward-looking statements. The company undertakes no obligations to update any forward-looking statements, whether as a result of new information, future events or otherwise. For more details, please refer to Camco's SEC filings, including its most recent Annual Report on Form 10-K and quarterly reports on Form 10-Q.